EXHIBIT 10.34

THE STEAK N SHAKE COMPANY AMENDED AND RESTATED
1997 CAPITAL APPRECIATION PLAN

1.	Purpose.

The purpose of the Amended and Restated 1997 Capital Appreciation Plan (the “Plan”) is to foster and enhance the long-term profitability of The Steak n Shake Company (the “Company”) for the benefit of its shareholders by offering the incentive of long-term rewards to those corporate officers and key executives who have principal responsibility for long-term profitability.

2.	Eligibility.

Eligibility for grants under the Plan shall be limited to those key executive employees, whether or not such employees are officers or directors of the Company, or its subsidiaries, recommended by the Compensation Committee and selected by the Board of Directors from among those who are in a position to contribute materially to the success of the Company and who have significant opportunities to influence long-term profit performance.  Subject to such selection, these would normally include key employees in executive, administrative, professional, operating and technical positions.  The Board of Directors may, in its discretion, also make an award to any other employee who has made an unusual contribution outside the ordinary course of their duties.

3.	Restricted Stock Grants.

(a)
The Board of Directors may grant shares of the Common Stock of the Company which are subject to restrictions (“Restricted Shares”) to participating employees (“Participants”) pursuant to the Plan over a period ending December 31, 2007.  The number of Restricted Shares, if any, granted hereunder to Participants shall be within the discretion of the Board of Directors; provided, however, that the number of Restricted Shares which may be granted after November 11, 2003 shall not exceed an aggregate of 514,122 shares except as may be adjusted pursuant to Section 5 below.  Restricted Shares which are forfeited or canceled under 3(d) or (e) hereof shall be available for further grants.  In making grants, the Board of Directors shall take into account such factors as the Participant’s level of responsibility, previous performance, rate of compensation and the potential value of the grant.

(b)
Grants made by the Board of Directors may consist in whole or in part of authorized but unissued or treasury shares, and shall be subject to the provisions of the Plan and to such other terms and conditions, not inconsistent with the Plan, as the Board of Directors determine.

(c)
Subject to the provisions contained in 3(d) and (e) hereof, the Restricted Shares granted hereunder shall be conditionally owned by the Participant as of the grant date, and such Participant shall be entitled to the receipt of cash dividends and voting rights with respect thereto.

(d)
In the event of termination of Participant’s employment with the Company for any reason other than death, retirement under the normal or disability provisions of a retirement plan of the Company, or retirement under the early retirement provisions of such retirement plan with the consent of the Company, during a period of three (3) years following the grant date, subject to adjustment pursuant to paragraph 5 hereof (“Forfeiture Period”), the Restricted Shares so granted shall be thereupon forfeited by Participant and transferred to the Company as of the date of termination.  The Restricted Shares granted hereunder may not be sold, transferred or pledged by the Participant during the Forfeiture Period.

(e)
If a Participant’s employment has terminated because of death, or because of disability or normal or early retirement under a retirement plan of the Company as set out in 3(d) above prior to the end of the Forfeiture Period, the number of Restricted Shares such Participant or such Participant’s beneficiary or estate would be entitled to retain shall be the number of Restricted Shares determined as though such Participant’s employment had not been terminated, multiplied by a fraction, the numerator of which is the number of months such Participant was employed during the Forfeiture Period (including the month during which employment terminated) and the denominator of which is the number of months in the Forfeiture Period.  The balance of Restricted Shares shall be transferred to the Company as of the termination date.

4.	Book Unit Grants.

(a)
In conjunction with the Restricted Share grants, the Board of Directors shall simultaneously grant each Participant an equivalent number of book value units (“Book Units”) which are equal to the book value per share of the Common Stock of the Company.  The aggregate number of Book Units granted hereunder after November 11, 2003 shall not exceed 514,122 units as adjusted for splits and stock dividends.  Units forfeited or canceled under paragraphs 4 (c) or (d) hereof shall be thereafter available for further grants.

(b)
Book Units shall be valued on the basis of book value of the Common Stock of the Company, as determined in accordance with 5 (c) hereof on the last day of the fiscal quarter next preceding the date of grant (“Value Date”) and again on the third anniversary of the Value Date, subject to adjustment pursuant to paragraph 5 hereof, said three (3) year period, as adjusted, hereafter referred to as the “Accumulation Period”.  The increase, if any, in book value during the Accumulation Period plus an amount equal to the dividends paid during the Accumulation Period on an equal number of shares of Common Stock of the Company, shall be paid to such Participant in cash within ninety (90) days following the expiration of the Accumulation Period; provided, however, the Book Units have not been forfeited under paragraph 4 (c) hereof.

(c)
In the event of termination of Participant’s employment with the Company for any reason other than death, retirement under the normal or disability provisions of a retirement plan of the Company, or retirement under the early retirement provisions of such retirement plan with the consent of the Company during the Accumulation Period, the appreciation and dividend equivalents shall be forfeited by the Participant.

(d)
If a Participant’s employment has terminated because of death, disability or retirement under a retirement plan of the Company as set out in 4 (c) above prior to the end of the Accumulation Period, the number of Book Units such Participant or such Participant’s beneficiary or estate shall be entitled to receive shall be the number of Book Units determined as though such Participant’s employment had not been terminated, multiplied by a fraction, the numerator of which is the number of months such Participant was employed during the Accumulation Period (including the month during which employment terminated) and the denominator of which is the number of months in the Accumulation Period.  In such event, the Board of Directors shall determine the book value as of the last day of the quarter next preceding the date of termination.

(e)
Any payment made with respect to a Participant who has died shall be paid to the beneficiary designated by the Participant to receive the proceeds of any group life insurance coverage provided for the Participant by the Company.  A Participant who has not designated such beneficiary, or who desires to designate a different beneficiary, may file with the Secretary of the Company, a written designation of a beneficiary under the Book Unit plan, which designation may be changed or revoked only by the participant.  If no designation of a beneficiary has been made under such life insurance coverage or filed with the Secretary of the Company, distribution shall be made to the Participant’s spouse, if surviving, and if not, to the Participant’s estate.

5.	Adjustments.

(a)	In the event that there are changes in the capitalization of the Company affecting in any manner the number or kind of outstanding shares of Common Stock, whether such changes have been occasioned by declaration of stock dividends, stock splits, reclassification or recapitalization, or because the Company has merged or consolidated with another corporation, or for any reason whatsoever, then the number and kind of shares then subject to Restricted Share grants and thereafter to become subject to such grants, and the Book Unit values, shall be proportionally adjusted by the Board of Directors of the Company to whatever extent the Board of Directors determines, in its sole and absolute discretion, that any such change equitably requires an adjustment.
(b)
The Board of Directors shall determine book value of the Common Stock under 4 above based on generally accepted accounting principles, and shall have the right, in its sole and absolute authority, to proportionally adjust such book values for sales or purchases by the Company of Common Stock, acquisitions or divestitures, accounting changes or other actions of the Company taken during the Accumulation Period affecting book value, to whatever extent the Board of Directors determines that any such action reasonably  requires an adjustment.

(c)
In the event there is a Change in Control (as defined below) of the Company, the applicable Forfeiture Periods and Accumulation Periods on all outstanding Restricted Shares and Book Units shall be accelerated and all such outstanding Restricted Shares and Book Units shall be fully vested.

(d)	As used in this Plan, "Change in Control" of the Company means:

(i)           The acquisition, within a 12-month period ending on the date of the most recent acquisition, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act as in effect from time to time) of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute an acquisition of control:  (A) any acquisition by a Person who, immediately before the commencement of the 12-month period, already held beneficial ownership of fifty percent (50%) or more of that combined voting power; (B) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (C) any acquisition by the Company, (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (E) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of subsection (iii) of this paragraph 5(e) are satisfied;

(ii)           The replacement of a majority of members of the Board of Directors during any 12-month period, by members whose appointment or election is not endorsed by a majority of the members of the Board of Directors prior to the date of the appointment or election;

(iii)           A reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Company stock and outstanding Company voting securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan or related trust of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty-five percent (25%) or more of the outstanding Company common stock or outstanding voting securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such reorganization, merger or consolidation were members of the Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation;

(iv)           A complete liquidation or dissolution of the Company; or

(v)           The sale or other disposition of all or substantially all of the assets of the Company, other than any of the following dispositions: (A) to a corporation with respect to which following such sale or other disposition (x) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Company common stock and outstanding Company voting securities, as the case may be, (y) no Person (excluding the Company and any employee benefit plan or related trust of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty-five percent (25%) or more of the outstanding Company common stock or outstanding Company voting securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) at least a majority of the members of the board of directors of such corporation were members of the Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; (B) to a shareholder of the Company in exchange for or with respect to its stock; (C) to a Person that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all outstanding stock of the Company; or (D) to an entity, at least fifty percent (50%) or more of the total value or voting power of which is owned, directly or directly, by the Company or by a Person described in (C).

(e)
Despite any other provision of this paragraph 5 to the contrary, an occurrence shall not constitute a Change in Control if it does not constitute a change in the ownership or effective control, or in the ownership of a substantial portion of the assets of, the Company within the meaning of Section 409A(a)(2)(A)(v) of the Code and its interpretive regulations.

(f)
If as of the date a Participant's employment terminates because of retirement under paragraph 3(e), Participant is a "key employee" within the meaning of Section 416(i) of the Code, without regard to paragraph 416(i)(5) thereof, and the Company has stock that is publicly traded on an established securities market or otherwise, any deferred compensation payments otherwise payable because of such retirement will be suspended until, and will be paid to Participant on, the first day of the seventh month following the month in which Participant's last day of employment occurs.  For purposes of this paragraph 5(g) "deferred compensation" means compensation provided under a nonqualified deferred compensation plan as defined in, and subject to, Section 409A of the Code.

6.	Amendment and Termination.

The Board of Directors shall have the power to amend, suspend or terminate the Plan at any time except that, subject to the conditions of 5 above, (i) no such action shall cancel, reduce or adversely affect any grant theretofore made without the consent of the Participant or the Participant’s beneficiary or estate; or (ii) without the approval of the shareholders of the Company, the Board of Directors may not increase the aggregate number of Restricted Shares and Book Units to be granted.

7.	Restricted Share and Book Unit Agreement.

Each grant of Restricted Shares and Book Units under the Plan shall be evidenced by a written agreement executed by the Company and accepted by the Participant, and shall contain such terms and conditions as the Board of Directors may deem desirable which are not inconsistent with the Plan.

8.	Finality of Determination.

The Compensation Committee of the Board of Directors shall have the power to interpret the Plan, and all interpretations, determinations and actions by the Compensation Committee shall be final, conclusive and binding upon all parties.

9.	Termination of Employment.

Nothing in the Plan or any grant made under the Plan, shall confer upon any Participant any right to continue in the employ of the Company or affect in any way the right of the Company to terminate the Participant’s employment at any time.

10.	Effective Date.

This Plan became effective on December 31, 1996 and will continue to December 31, 2007, subject to approval of the amendment and restatement of the Plan by the holders of a majority of the shares of Common Stock of the Company which are represented in person or by proxy at the 2004 Annual Meeting of Shareholders.

11.	Interpretation.

This Plan shall be interpreted and applied in a manner consistent with the applicable standards for nonqualified deferred compensation plans established by Section 409A of the Code and its interpretive regulations and other regulatory guidance.  To the extent that any terms of this Agreement would subject Participants to gross income inclusion, interest, or additional tax pursuant to Section 409A of the Code, those terms are to that extent superseded by, and shall be adjusted to the minimum extent necessary to satisfy, the applicable Section 409A of the Code standards.